Horizon Kinetics Japan Owner Operator ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 92.1%	Shares	Value
Advertising - 3.1%
Starts Publishing Corp.	28,700	$709,878

Commercial Services - 11.4%
KeePer Technical Laboratory Co. Ltd.	41,000	769,539
Net Protections Holdings, Inc. (a)	106,200	241,652
OBIC Business Consultants Co. Ltd.	16,400	643,362
Sanrio Co. Ltd.	61,500	378,533
Tsuburaya Fields Holdings, Inc.	61,500	545,069
		2,578,155

Computers - 7.1%
Digital Garage, Inc.	15,200	186,501
Finatext Holdings Ltd. (a)	131,200	785,105
Internet Initiative Japan, Inc.	41,000	630,759
		1,602,365

Electric - 3.4%
Oro Co. Ltd.	65,600	769,024

Electronics - 4.7%
Smaregi, Inc.	13,000	177,811
ULS Group, Inc.	287,000	883,965
		1,061,776

Entertainment - 5.0%
M&A Capital Partners Co. Ltd.	48,100	881,032
U-Next Holdings Co. Ltd.	24,600	255,293
		1,136,325

Food - 1.1%
Ceres, Inc.	28,700	255,989

Internet - 8.3%
Hikari Tsushin, Inc.	4,100	1,024,162
Macnica Holdings, Inc.	20,500	297,726
Sega Sammy Holdings, Inc.	36,900	562,117
		1,884,005

Leisure Time - 2.9%
Kotobuki Spirits Co. Ltd.	57,400	660,448

Lodging - 4.7%
Resorttrust, Inc.	98,400	1,073,438

Machinery-Diversified - 12.9%
Furuno Electric Co. Ltd.	57,400	2,197,285
Visional, Inc. (a)	16,400	729,129
		2,926,414

Media - 1.8%
M3, Inc. (a)	41,000	413,763

Retail - 8.5%
Japan Elevator Service Holdings Co. Ltd.	106,600	1,087,174
Yonex Co. Ltd.	45,100	837,705
		1,924,879

Software - 14.0%
AlphaPolis Co. Ltd.	90,200	646,351
Furyu Corp.	118,900	918,525
IG Port, Inc.	77,900	604,730
Pan Pacific International Holdings Corp.	164,000	998,082
		3,167,688

Toys/Games/Hobbies - 3.2%
Tomy Co. Ltd.	12,300	201,173
Transaction Co. Ltd.	73,800	530,688
		731,861
TOTAL COMMON STOCKS (Cost $26,447,505)		20,896,008

TOTAL INVESTMENTS - 92.1% (Cost $26,447,505)		20,896,008
Money Market Deposit Account - 7.0% (b)		1,582,920
Other Assets in Excess of Liabilities - 0.9%		207,444
TOTAL NET ASSETS - 100.0%		$22,686,372

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026, was 3.49%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Horizon Kinetics Japan Owner Operator ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$20,896,008	$–	$–	$20,896,008
Total Investments	$20,896,008	$–	$–	$20,896,008

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
Japan*	$20,896,008	92.1%
Other Assets in Excess of Liabilities	1,790,364	7.9
	$22,686,372	100.0%

*To the extent that the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.